UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 22, 2005

Wells Real Estate Investment Trust II, Inc.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

000-51262	20-0068852
(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia 30092-3365

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Wells Real Estate Investment Trust II, Inc. (the “Registrant”) hereby amends its Current Report on Form 8-K dated December 22, 2005 and filed on December 29, 2005 to provide the required financial statements of the Registrant relating to its recapitalization of the entity that owns an interest in the Key Center Complex and its acquisition of the Tampa Commons Building and LakePointe 5 Building, as described in such Current Report.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements. The financial statements of the entity that owned an interest in the Key Center Complex (Key Center Properties Limited Partnership), the financial statements of a material lessee of the Key Center Complex (Key Center Lessee Limited Partnership) and the financial statements of the Tampa Commons Building and the LakePointe 5 Building are submitted at the end of this Amendment to Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference:

(b) Pro Forma Financial Information. See Paragraph (a) above.

Key Center Lessee Limited Partnership

Independent Auditors’ Report	F-18

Balance Sheet as of December 31, 2004	F-19

Statement of Operations and Comprehensive Loss for the year ended December 31, 2004	F-20

Statement of Partners’ Equity (Deficit) for the year ended December 31, 2004	F-21

Statement of Cash Flows for the year ended December 31, 2004	F-22

Notes to the Financial Statements for the year ended December 31, 2004	F-23

Balance Sheet as of September 30, 2005 (unaudited)	F-26

Statement of Operations and Comprehensive Loss for the nine months ended September 30, 2005 (unaudited)	F-27

Statement of Partners’ Equity (Deficit) for the nine months ended September 30, 2005 (unaudited)	F-28

Statement of Cash Flows for the nine months ended September 30, 2005 (unaudited)	F-29

Notes to the Financial Statements for the nine months ended September 30, 2005 (unaudited)	F-30

Tampa Commons Building

Independent Auditors’ Report	F-33

Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2004 and the nine months ended September 30, 2005 (unaudited)	F-34

Notes to Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2004 and the nine months ended September 30, 2005 (unaudited)	F-35

LakePointe 5 Building

Independent Auditors’ Report	F-37

Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2004 and the nine months ended September 30, 2005 (unaudited)	F-38

Notes to Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2004 and the nine months ended September 30, 2005 (unaudited)	F-39

Wells Real Estate Investment Trust II, Inc.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-42

Pro Forma Balance Sheet as of September 30, 2005 (unaudited)	F-43

Pro Forma Statement of Operations for the nine months ended September 30, 2005 (unaudited)	F-46

Pro Forma Statement of Operations for the year ended December 31, 2004 (unaudited)	F-48

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE INVESTMENT
TRUST II, INC. (Registrant)

By:	/s/ Douglas P. Williams
Douglas P. Williams
Executive Vice President

Date: March 6, 2006

INDEPENDENT AUDITORS’ REPORT

Key Center Properties Limited Partnership

Cleveland, Ohio

We have audited the accompanying balance sheet of Key Center Properties Limited Partnership as of December 31, 2004, and the related statements of operations, partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the management of Key Center Properties Limited Partnership. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our report dated March 22, 2005, we expressed an opinion that the 2004 financial statements did not present fairly the financial position, results of operations, and cash flows in conformity with accounting principles generally accepted in the United States of America because of a departure from such principles related to the Partnership’s recording of certain investment properties purchased from affiliated entities and related other assets purchased and liabilities assumed at purchase price rather than at purchase price proportionate to the outside interests in the purchaser. As described in Note 10 to the financial statements, the Partnership has changed its methods of accounting for these items and has restated its 2004 financial statements to conform with accounting principles generally accepted in the United States of America. Accordingly, our present opinion on the restated 2004 financial statements, as expressed herein, is different from that expressed in our prior report on the previously issued 2004 financial statements.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Key Center Properties Limited Partnership as of December 31, 2004, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

March 22, 2005 (November 30, 2005 as to the effects of the restatement discussed in Note 10)

Cleveland, Ohio

KEY CENTER PROPERTIES LIMITED PARTNERSHIP

BALANCE SHEET

DECEMBER 31, 2004 (As Restated, see Note 10)

2004
ASSETS

CASH AND CASH EQUIVALENTS	$7,423,011

RESTRICTED DEPOSITS	300,524

RECEIVABLES—Net of allowance for doubtful accounts of $275,000 for 2004	6,323,119

INVESTMENT PROPERTIES:
Land	20,400,000
Buildings, land improvements, leasehold improvements and tenant allowances	253,977,255
Furniture, fixtures and equipment	11,884,488
Deferred loan, development and leasing costs	1,954,767

288,216,510
Accumulated depreciation and amortization	74,322,165

213,894,345

OTHER ASSETS	477,531

TOTAL	$228,418,530

LIABILITIES AND PARTNERS’ EQUITY

LIABILITIES:
Mortgage notes payable	$170,472,048
Accounts payable	531,355
Tenant allowances payable	861,263
Accrued interest	1,125,743
Accrued expenses	723,440
Deferred rental income	1,901,863

175,615,712

COMMITMENTS (Note 9)

PARTNERS’ EQUITY:
Investment	52,802,818

TOTAL	$228,418,530

See notes to financial statements.

KEY CENTER PROPERTIES LIMITED PARTNERSHIP

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2004 (As Restated, see Note 10)

2004
RENTAL INCOME AND REIMBURSEMENTS:
Office building	$38,126,187
Sublease income	7,122,476

45,248,663

RENTAL EXPENSES:
Real estate taxes	420,534
Management fee	1,149,218
Depreciation and amortization	8,892,931
General operating expenses	11,278,027

21,740,710

23,507,953

OTHER INCOME (EXPENSE):
Interest expense	(14,143,343)
Interest income	32,792
Other expense	(302,850)

(14,413,401)

NET INCOME	$9,094,552

See notes to financial statements.

KEY CENTER PROPERTIES LIMITED PARTNERSHIP

STATEMENT OF PARTNERS’ EQUITY

YEAR ENDED DECEMBER 31, 2004 (As Restated, see Note 10)

INVESTMENT—December 31, 2003	$50,657,213
Contributions	23,391
Distributions	(6,972,338)
Net income	9,094,552

INVESTMENT—December 31, 2004	$52,802,818

See notes to financial statements.

KEY CENTER PROPERTIES LIMITED PARTNERSHIP

STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2004 (As Restated, see Note 10)

2004
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$9,094,552
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	8,892,931
Loan fee amortization included in interest expense	46,802
Amortization of discount on mortgage notes payable	399,486
Decrease in receivables	238,972
Increase in accounts payable and accrued expenses	314,864
Net change in other assets and liabilities	258,283

Net cash provided by operating activities	19,245,890

CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to investment properties	(4,970,568)
Decrease in restricted deposits	72,091

Net cash used by investing activities	(4,898,477)

CASH FLOWS FROM FINANCING ACTIVITIES:
Mortgage principal payments	(4,615,941)
Contributions	23,391
Distributions	(6,972,338)

Net cash used by financing activities	(11,564,888)

NET INCREASE IN CASH AND CASH EQUIVALENTS	2,782,525

CASH AND CASH EQUIVALENTS—Beginning of year	4,640,486

CASH AND CASH EQUIVALENTS—End of year	$7,423,011

SUPPLEMENTAL SCHEDULE OF NON-CASH OPERATING ACTIVITIES—Tenant allowance payables of $298,501 were granted in 2004

See notes to financial statements.

KEY CENTER PROPERTIES LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2004 (As Restated, see Note 10)

1.	OPERATIONS AND BASIS OF PRESENTATION

Key Center Properties Limited Partnership (“Key Center Properties”) was formed on December 18, 1996 for the purpose of operating an office building and subleasing certain real property to Key Center Lessee Limited Partnership (“Key Center Lessee”), a related entity.

On December 30, 1996, Key Center Properties purchased the leasehold interests in a 57-story office building, a 400-room hotel and a 985-space underground parking garage. Contemporaneously, Key Center Properties subleased the hotel and the garage to Key Center Lessee. The acquisition was accounted for using the purchase method.

Fee title to the land on which the office building and hotel are situated is held by two Community Urban Redevelopment Corporations (“CURCs”). Fee title to the land on which the garage is situated is held by the City of Cleveland, which leases the property to a third CURC. These CURCs were established for the purpose of obtaining real estate tax abatement on the improvements of the project through the year 2008. The tax abatement is subject to reduction following achievement of a 12% cumulative return on the total project cost, as defined.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation—The financial statements of Key Center Properties are prepared on the accrual basis of accounting and include only those assets and liabilities and results of operations which relate to the business of Key Center Properties.

Revenue Recognition—Rents for the office building are recognized on a straight line basis over the terms of the related leases, and reimbursements and recoveries from tenants for taxes, insurance, and other office building operating expenses are recognized as revenues in the period the applicable costs are incurred. Accounts receivable include billed and unbilled receivables. Unbilled receivables consist of tenant recoveries of $394,496 and the excess of minimum rents recognized on a straight line basis over amounts currently billable of $2,699,200 as of December 31, 2004.

Investment Properties—Investment properties are valued at cost.

Depreciation—Depreciation is provided for using the straight line method based upon estimated useful lives of the assets, as listed below:

Buildings and improvements	10 - 40 years
Furniture, fixtures and equipment	5 - 10 years

Tenant allowances are capitalized and amortized over the terms of each specific lease. Repairs and maintenance are charged to expense when incurred.

Deferred Loan Costs—These costs represent the costs of obtaining financing and are being amortized over the terms of the loans.

Deferred Development and Leasing Costs—These costs represent the costs of acquiring, developing and leasing the office building facility and are being amortized over a ten year period and the terms of the related tenant leases, respectively.

Cash and Cash Equivalents—Cash in excess of daily requirements is invested in highly liquid investments with initial maturities of three months or less. Such investments are deemed to be cash equivalents for purposes of the statements of cash flows.

Income Taxes—No provision has been made for federal and state income taxes since these taxes are the responsibility of the partners.

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	MORTGAGE NOTES PAYABLE

Mortgage notes payable consist of the following as of December 31:

Payee	2004
New York State Teachers’ Retirement System (“NYSTRS”)	$78,652,839
Teachers’ Insurance and Annuity Association (“TIAA”)	78,652,839
Urban Development Action Grant (“UDAG”)	13,166,370

$170,472,048

The mortgage notes payable are collateralized by a leasehold mortgage, security agreement and assignment of all rents and leases. The terms of the mortgage notes payable are summarized as follows:

Mortgagee	NYSTRS	TIAA	City of Cleveland—UDAG
Original date	December 20, 1996	December 20, 1996	March 15, 1989—May 11, 1989
Maturity date	January 1, 2007	January 1, 2007	April 16, 2012—November 30, 2012
Original amount	$92,500,000	$92,500,000	$17,900,000
Unpaid balance	$78,652,839	$78,652,839	$13,166,370(1)
Monthly payment	$764,420	$764,420	None
Interest rate	8.59%	8.59%	0%

(1)	In connection with the assumption of the UDAG mortgage notes payable by Key Center Properties in 1996, the notes were recorded at their fair value for the 50% related to the outside partner of $10,832,000 using an imputed interest rate of 9.73%. The resulting discount is being amortized as interest expense over the remaining lives of the notes.

As of December 31, 2004, scheduled principal payments on the NYSTRS and TIAA mortgage notes payable are as follows:

2005	$5,029,000
2006	5,478,000
2007	146,799,000

Pursuant to provisions of the NYSTRS and TIAA mortgage notes, real estate taxes are being deposited into an interest bearing escrow account. As additional security required by the mortgage notes, Key Center Properties has obtained a letter of credit for $3,000,000 that will terminate on December 31, 2005. Key Center Properties is required to renew the letter of credit on an annual basis. As of December 31, 2004, there were no borrowings against the letter of credit.

Total interest paid for the mortgage notes payable during 2004 was $13,730,144.

The weighted average interest rates for all mortgage notes payable was 8.68% at December 31, 2004.

4.	RENTAL INCOME UNDER OPERATING LEASES

The office building operating leases expire in various years through 2017. In addition, substantially all of the leases include provisions for reimbursements for certain real estate taxes and operating costs. Reimbursements aggregated $6,490,406 in 2004.

The hotel sublease requires Key Center Lessee, a related entity, to pay annual rent of $3,800,000 and percentage rent equal to 46% of hotel room revenue, as defined, in excess of $11,000,000. This sublease is scheduled to terminate December 31, 2010. Additional percentage rent equal to 5% of gross revenues, as defined, is also charged and is to be used for hotel improvements. Commencing January 1, 2004, Key Center Lessee is required to pay as further additional percentage rent, a sum equal to 5% of the Club lessee’s gross receipts, as defined, for each year under the Club lease. Rental income from the hotel sublease was $5,789,335 in 2004. The garage sublease requires Key Center Lessee, a related entity, to pay percentage rent equal to 40% of all parking revenues, as defined. Rental income from the garage sublease was $1,333,141 in 2004.

As of December 31, 2004, future minimum rental income due on noncancelable operating leases was as follows:

2005	$30,752,000
2006	30,443,000
2007	29,471,000
2008	26,854,000
2009	26,391,000
2010 and thereafter	151,885,000

$295,796,000

As of December 31, 2004, one tenant accounts for the majority of the total future minimum rental income due under the noncancelable operating leases.

5.	RELATED PARTY TRANSACTIONS

Key Center Properties is provided a variety of services by affiliated entities including management, accounting, legal, construction management, architectural and engineering services. The management fee is 3% of gross receipts from rental operations. Legal, construction management, architectural and engineering service fees are based upon hourly rates for the actual hours of work performed by employees of the affiliates. Total amounts charged for these services were $1,378,771 in 2004. Net accounts receivable from affiliated entities, including rents owed as described in Note 4, at December 31, 2004 was $2,755,231.

6.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107 requires disclosure about the fair value of all financial instruments. The carrying values of cash and cash equivalents, receivables, accounts payable, and accrued expenses are reasonable estimates of their fair values. The estimated fair value of Key Center Properties’ long-term debt is $174,480,000 at December 31, 2004, based upon a discounted cash flow analysis.

7.	PRIORITY RETURN

The partnership agreement provides for a 9.5% cumulative priority return to its partners based upon cash invested, as defined. One partner receives 100% of its priority return in advance of the other partners receiving their priority returns.

8.	COMMITMENTS

A $9,200,000 renovation is planned for the 400-room hotel subleased to Key Center Lessee, a related entity. Construction is scheduled to begin April 30, 2005 and completed in August 2005. The renovation will be funded through the furniture reserves established plus approximately $4,500,000 to be funded by Key Center Properties.

9.	SUBSEQUENT EVENT

Subsequent to year end, management signed an agreement with Eastil to begin marketing the property for sale.

10.	RESTATEMENT OF THE FINANCIAL STATEMENTS

Accounting principles generally accepted in the United States of America (“GAAP”) require that assets, liabilities and equity be carried at purchase price proportionate to the outside interests in the purchaser. The previously issued 2004 financial statements did not properly present certain investment properties purchased from affiliated entities and related other assets purchased and liabilities assumed in compliance with GAAP, and disclosure of the noncompliance was made in the footnotes to those financials statements. The Partnership has changed its method of accounting for these certain investment properties purchased from affiliated entities and related other assets purchased and liabilities assumed to conform with GAAP in these restated 2004 financial statements.

KEY CENTER PROPERTIES LIMITED PARTNERSHIP

BALANCE SHEET (UNAUDITED)

SEPTEMBER 30, 2005

ASSETS

CASH AND CASH EQUIVALENTS	$7,508,587

RESTRICTED DEPOSITS	180,942

RECEIVABLES—Net of allowance for doubtful accounts of $50,000	5,496,535

INVESTMENT PROPERTIES:
Land	20,400,000
Buildings, land improvements, leasehold improvements and tenant allowances	254,028,917
Furniture, fixtures and equipment	18,868,213
Deferred loan, development and leasing costs	2,368,370

295,665,500

Accumulated depreciation and amortization	81,992,238

213,673,262

OTHER ASSETS	54,774

TOTAL	$226,914,100

LIABILITIES AND PARTNERS’ EQUITY

LIABILITIES:
Mortgage notes payable	$167,067,325
Accounts payable	2,352,551
Tenant allowances payable	490,914
Accrued interest	1,098,943
Accrued expenses	667,256
Deferred rental income	1,934,977

173,611,966

COMMITMENTS (Note 8)

PARTNERS’ EQUITY:
Investment	53,302,134

TOTAL	$226,914,100

See notes to financial statements.

KEY CENTER PROPERTIES LIMITED PARTNERSHIP

STATEMENT OF OPERATIONS (UNAUDITED)

NINE MONTHS ENDED SEPTEMBER 30, 2005

Nine Months Ended September 30, 2005
RENTAL INCOME AND REIMBURSEMENTS:
Office building	$29,635,228
Sublease income	5,203,974

34,839,202

RENTAL EXPENSES:
Real estate taxes	315,405
Management fee	900,307
Depreciation and amortization	7,653,698
General operating expenses	8,631,557

17,500,967

17,338,235

OTHER INCOME (EXPENSE):
Interest expense	(10,363,235)
Interest income	116,153
Other expense	(236,530)

(10,483,612)

NET INCOME	$6,854,623

See notes to financial statements.

KEY CENTER PROPERTIES LIMITED PARTNERSHIP

STATEMENT OF PARTNERS’ EQUITY (UNAUDITED)

NINE MONTHS ENDED SEPTEMBER 30, 2005

INVESTMENT—December 31, 2004	$52,802,818
Distributions	(6,355,307)
Net income	6,854,623

INVESTMENT—September 30, 2005	$53,302,134

See notes to financial statements.

KEY CENTER PROPERTIES LIMITED PARTNERSHIP

STATEMENT OF CASH FLOWS (UNAUDITED)

NINE MONTHS ENDED SEPTEMBER 30, 2005

Nine Months Ended September 30, 2005
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$6,854,623
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	7,653,698
Loan fee amortization included in interest expense	35,101
Amortization of discount on mortgage notes payable	325,973
Decrease in receivables	826,584
Decrease in accounts payable and accrued expenses	(347,361)
Net change in other assets and liabilities	455,871

Net cash provided by operating activities	15,804,489

CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to investment properties	(5,752,492)
Decrease in restricted deposits	119,582

Net cash used in investing activities	(5,632,910)

CASH FLOWS FROM FINANCING ACTIVITIES:
Mortgage principal payments	(3,730,696)
Distributions	(6,355,307)

Net cash used in financing activities	(10,086,003)

NET INCREASE IN CASH AND CASH EQUIVALENTS	85,576

CASH AND CASH EQUIVALENTS—Beginning of year	7,423,011

CASH AND CASH EQUIVALENTS—End of year	$7,508,587

See notes to financial statements.

KEY CENTER PROPERTIES LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NINE MONTHS ENDED SEPTEMBER 30, 2005

1.	OPERATIONS AND BASIS OF PRESENTATION

Key Center Properties Limited Partnership (“Key Center Properties”) was formed on December 18, 1996 for the purpose of operating an office building and subleasing certain real property to Key Center Lessee Limited Partnership (“Key Center Lessee”), a related entity.

On December 30, 1996, Key Center Properties purchased the leasehold interests in a 57-story office building, a 400-room hotel and a 985-space underground parking garage. Contemporaneously, Key Center Properties subleased the hotel and the garage to Key Center Lessee. The acquisition was accounted for using the purchase method.

Fee title to the land on which the office building and hotel are situated is held by two Community Urban Redevelopment Corporations (“CURCs”). Fee title to the land on which the garage is situated is held by the City of Cleveland, which leases the property to a third CURC. These CURCs were established for the purpose of obtaining real estate tax abatement on the improvements of the project through the year 2008. The tax abatement is subject to reduction following achievement of a 12% cumulative return on the total project cost, as defined.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation—The financial statements of Key Center Properties are prepared on the accrual basis of accounting and include only those assets and liabilities and results of operations which relate to the business of Key Center Properties.

Revenue Recognition—Rents for the office building are recognized on a straight line basis over the terms of the related leases, and reimbursements and recoveries from tenants for taxes, insurance, and other office building operating expenses are recognized as revenues in the period the applicable costs are incurred. Accounts receivable include billed and unbilled receivables. Unbilled receivables consist of tenant recoveries of $145,840 and the excess of minimum rents recognized on a straight line basis over amounts currently billable of $2,659,200 as of September 30, 2005.

Investment Properties—Investment properties are valued at cost.

Depreciation—Depreciation is provided for using the straight line method based upon estimated useful lives of the assets, as listed below:

Buildings and improvements	10 - 40 years
Furniture, fixtures and equipment	5 - 10 years

Tenant allowances are capitalized and amortized over the terms of each specific lease. Repairs and maintenance are charged to expense when incurred.

Deferred Loan Costs—These costs represent the costs of obtaining financing and are being amortized over the terms of the loans.

Deferred Development and Leasing Costs—These costs represent the costs of acquiring, developing and leasing the office building facility and are being amortized over a ten year period and the terms of the related tenant leases, respectively.

Cash and Cash Equivalents—Cash in excess of daily requirements is invested in highly liquid investments with initial maturities of three months or less. Such investments are deemed to be cash equivalents for purposes of the statements of cash flows.

Income Taxes—No provision has been made for federal and state income taxes since these taxes are the responsibility of the partners.

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	MORTGAGE NOTES PAYABLE

Mortgage notes payable consist of the following as of September 30:

Payee	2005
New York State Teachers’ Retirement System (“NYSTRS”)	$76,787,490
Teachers’ Insurance and Annuity Association (“TIAA”)	76,787,491
Urban Development Action Grant (“UDAG”)	13,492,344

$167,067,325

The mortgage notes payable are collateralized by a leasehold mortgage, security agreement and assignment of all rents and leases. The terms of the mortgage notes payable are summarized as follows:

Mortgagee	NYSTRS	TIAA	City of Cleveland—UDAG
Original date	December 20, 1996	December 20, 1996	March 15, 1989—May 11, 1989
Maturity date	January 1, 2007	January 1, 2007	April 16, 2012—November 30, 2012
Original amount	$92,500,000	$92,500,000	$17,900,000
Unpaid balance	$76,787,490	$76,787,491	$13,492,344 (1)
Monthly payment	$764,420	$764,420	None
Interest rate	8.59%	8.59%	0%

(1)	In connection with the assumption of the UDAG mortgage notes payable by Key Center Properties in 1996, the notes were recorded at their fair value for the 50% related to the outside partner of $10,832,000 using an inputed interest rate of 9.73%. The resulting discount is being amortized as interest expense over the remaining lives of the notes.

Pursuant to provisions of the NYSTRS and TIAA mortgage notes, real estate taxes are being deposited into an interest bearing escrow account. As additional security required by the mortgage notes, Key Center Properties has obtained a letter of credit for $3,000,000 that will terminate on December 31, 2005. Key Center Properties is required to renew the letter of credit on an annual basis. As of September 30, 2005, there were no borrowings against the letter of credit.

Total interest paid for the mortgage notes payable during the nine months ended September 30, 2005 was $10,028,866.

The weighted average interest rates for all mortgage notes payable was 8.68% at September 30, 2005.

4.	RENTAL INCOME UNDER OPERATING LEASES

The office building operating leases expire in various years through 2017. In addition, substantially all of the leases include provisions for reimbursements for certain real estate taxes and operating costs. Reimbursements aggregated $4,975,871 in the nine months ended September 30, 2005.

The hotel sublease requires Key Center Lessee, a related entity, to pay annual rent of $3,800,000 and percentage rent equal to 46% of hotel room revenue, as defined, in excess of $11,000,000. This sublease is scheduled to terminate December 31, 2010. Additional percentage rent equal to 5% of gross revenues, as defined, is also charged and is to be used for hotel improvements. Commencing January 1, 2004, Key Center Lessee is required to pay as further additional percentage rent, a sum equal to 5% of the Club lessee’s gross receipts, as defined, for each year under the Club lease. Rental income from the hotel sublease was $4,233,865 for the nine months ended September 30, 2005. The garage sublease requires Key Center Lessee, a related entity, to pay percentage rent equal to 40% of all parking revenues, as defined. Rental income from the garage sublease was $970,109 for the nine months ended September 30, 2005.

5.	RELATED PARTY TRANSACTIONS

Key Center Properties is provided a variety of services by affiliated entities including management, accounting, legal, construction management, architectural and engineering services. The management fee is 3% of gross receipts from rental operations. Legal, construction management, architectural and engineering service fees are based upon hourly rates for the actual hours of work performed by employees of the affiliates. Total amounts charged for these services were $1,094,260 for the nine months ended September 30, 2005. Net accounts receivable from affiliated entities, including rents owed as described in Note 4, at September 30, 2005 was $523,225 ($2,412,272 in accounts receivable and $1,889,047 in accounts payable).

6.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107 requires disclosure about the fair value of all financial instruments. The carrying values of cash and cash equivalents, receivables, accounts payable, and accrued expenses are reasonable estimates of their fair values. The estimated fair value of Key Center Properties’ long-term debt is $174,480,000 at September 30, 2005 based upon a discounted cash flow analysis.

7.	PRIORITY RETURN

The partnership agreement provides for a 9.5% cumulative priority return to its partners based upon cash invested, as defined. One partner receives 100% of its priority return in advance of the other partners receiving their priority returns.

8.	COMMITMENTS

A $10,300,000 renovation at the 400-room hotel subleased to Key Center Lessee, a related entity, is in process of which $7,900,000 has been incurred ($4,500,000 paid) to date and the remainder of which will be funded by furniture reserves established and $4,000,000 funded by operations of Key Center Properties.

9.	SUBSEQUENT EVENTS

On December 21, 2005, the partners of Key Center properties Limited Partnership (KCPLP) completed a recapitalization and reconstitution of the partnership. This transaction transferred the assets and liabilities of the partnership to a newly formed entity, Key Center Properties LLC (KCPLLC) in exchange for 100% of the members interest of that entity. The Partnership subsequently distributed 50% of the interest in KCPLLC to one of its members, which together with its defined priority return redeemed that members interest in KCPLP. This member subsequently sold its interest in KCPLLC to an unrelated 3rd party.

INDEPENDENT AUDITORS’ REPORT

Key Center Lessee Limited Partnership

Cleveland, Ohio

We have audited the accompanying balance sheet of Key Center Lessee Limited Partnership as of December 31, 2004, and the related statements of operations and comprehensive loss, partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the management of Key Center Lessee Limited Partnership. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Key Center Lessee Limited Partnership as of December 31, 2004, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

March 22, 2005 (January 9, 2006 as to the reclassifications discussed in Note 6).

Cleveland, Ohio

KEY CENTER LESSEE LIMITED PARTNERSHIP

BALANCE SHEET

DECEMBER 31, 2004

ASSETS

CASH	$235,272

RESTRICTED DEPOSITS	4,083,144

MARKETABLE SECURITIES	144,981

RECEIVABLES—Net of allowance of $14,900 in 2004 and $14,200 in 2003	1,639,957

INVENTORIES AND OTHER ASSETS	472,855

$6,576,209

LIABILITIES AND PARTNERS’ EQUITY (DEFICIT)

LIABILITIES:
Accounts payable	$4,229,183
Accrued expenses	1,087,788
Due to prior owners	2,297,548

7,614,519

PARTNERS’ EQUITY (DEFICIT):
Investment (deficit)	(1,031,145)
Accumulated other comprehensive income (loss)	(7,165)

(1,038,310)

$6,576,209

See notes to financial statements.

KEY CENTER LESSEE LIMITED PARTNERSHIP

STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS

YEAR ENDED DECEMBER 31, 2004

REVENUES:
Hotel	$18,871,701
Parking garage	3,332,853

22,204,554

EXPENSES:
Hotel operating	7,556,495
General operating	2,962,935
Administration	2,326,412
Utilities	1,153,147
Repairs and maintenance	1,283,542
Marketing	1,346,056
Real estate taxes	448,802
Management	709,996
Sublease expense	7,122,476
Ground rent expense	60,000

24,969,861

(2,765,307)

OTHER INCOME
Interest and other	1,510,820

NET LOSS	(1,254,487)

OTHER COMPREHENSIVE LOSS	(497)

COMPREHENSIVE LOSS	$(1,254,984)

See notes to financial statements.

KEY CENTER LESSEE LIMITED PARTNERSHIP

STATEMENT OF PARTNERS’ EQUITY (DEFICIT)

YEAR ENDED DECEMBER 31, 2004

	Investment (Deficit)	Accumulated Income (Loss)	Accumulated Other Comprehensive Income (Loss)	Total
BALANCE—January 1, 2004	$(713,333)	$588,531	$(6,668)	$(131,470)
Contributions	348,144	—	—	348,144
Net loss	—	(1,254,487)	—	(1,254,487)
Other comprehensive income (loss)—unrealized loss on marketable securities	—	—	(497)	(497)

BALANCE—December 31, 2004	$(365,189)	$(665,956)	$(7,165)	$(1,038,310)

See notes to financial statements.

KEY CENTER LESSEE LIMITED PARTNERSHIP

STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(1,254,487)
Adjustments to reconcile net loss to net cash used by operating activities:
Increase in receivables	(29,578)
Increase in accounts payable and accrued expenses	998,322
Other	81,234

Net cash used by operating activities	(204,509)

CASH FLOWS FROM INVESTING ACTIVITIES:
Net change in marketable securities	273,059
Increase in restricted deposits	(476,955)

Net cash used by investing activities	(203,896)

CASH FLOWS FROM FINANCING ACTIVITIES—Contributions	348,144

NET DECREASE IN CASH	(60,261)

CASH—Beginning of year	295,533

CASH—End of year	$235,272

See notes to financial statements.

KEY CENTER LESSEE LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2004

1.	OPERATIONS AND BASIS OF PRESENTATION

Key Center Lessee Limited Partnership (“Key Center Lessee”) was formed on December 18, 1996 for the purpose of subleasing a 400-room hotel and a 985-space underground garage from Key Center Properties Limited Partnership (“Key Center Properties”), a related entity. On December 30, 1996, Key Center Properties subleased the hotel and the garage to Key Center Lessee, which assumed operations and purchased operating assets and liabilities from related entities on that date. The acquisition was accounted for using the purchase method.

The hotel is managed by Marriott International, Inc. under an agreement which expires in 2021. The agreement requires the payment of a basic fee of 3% of gross revenues (as defined) and an incentive fee equal to 25% of hotel operating profit (as defined) over the Owner’s Priority of $3,600,000. Total management fees in 2004 were $566,209. No incentive fees were paid in 2004.

The parking garage is managed by APCOA, Inc. under an agreement which provides for an annual fee equal to 3% of operating profit (as defined). The fees were $70,174 in 2004.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation—The financial statements of Key Center Lessee are prepared on the accrual basis of accounting and include only those assets and liabilities and results of operations which relate to the business of Key Center Lessee.

Revenue Recognition—Revenues are recognized as hotel and parking services are provided. Hotel revenues include room revenues and food and beverage revenues.

Restricted Deposits—Restricted deposits represent cash reserved for future replacement of furniture, fixtures and equipment at the hotel.

Marketable Securities—Key Center Lessee participates in a cash management arrangement, along with other entities affiliated through common ownership. Through an affiliate, cash is accumulated and invested in money market funds, bankers’ acceptances, deposit notes and various debt securities. Included in the balance sheet is Key Center Lessee’s proportionate share of marketable securities. Included in interest income is Key Center Lessee’s proportionate share of income earned on these marketable securities, including realized gains and losses of $1,503 in 2004. Marketable securities are classified as available-for-sale and are carried at fair market value.

The following table presents the relative composition of marketable securities by category at December 31, 2004:

2004
Money market funds, bankers’ acceptances and deposit notes	19%
U.S. government securities	65
U.S. agency securities	16

Total	100%

The relative contractual maturities at December 31, 2004 are as follows:

Due in one year or less	31%
Due after one year through five years	68
Due after five years	1

Total	100%

Inventories—Inventories of food, beverages and gift shop merchandise are stated at the lower of cost (first in, first out method) or market. China, glass, silver, linens and uniforms are adjusted periodically to reflect actual quantities and are valued at cost.

Income Taxes—No provision has been made for federal and state income taxes since these taxes are the responsibility of the partners.

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other Comprehensive Income (Loss)—Key Center Lessee computes unrealized gains and losses on marketable securities on the basis of specific identification. Unrealized gains and losses are reported as other comprehensive income (loss) in the statements of partners’ equity (deficit).

3.	RENTAL INCOME UNDER OPERATING LEASES

The hotel has leased 33,902 square feet to Key Center Club, Inc. (the “Club”) for an athletic and dining club under an operating lease which expires in 2014. The lease provides for rent based on varying percentages of net positive cash flow (as defined) and reimbursements for certain real estate taxes and operating costs. Rental income from this lease was $264,832 for the year ended December 31, 2004.

4.	LEASE COMMITMENTS

Key Center Lessee is obligated under certain noncancelable lease and sublease agreements, which expire at various dates through 2058. The leases and subleases are accounted for as operating leases. The following is a schedule of future minimum rental payments under noncancelable operating leases as of December 31, 2004:

2005	$3,860,000
2006	3,860,000
2007	3,860,000
2008	3,860,000
2009	3,860,000
2010 and thereafter	6,740,000

$26,040,000

The hotel sublease requires Key Center Lessee to pay annual rent of $3,800,000 and percentage rent equal to 46% of hotel room revenue, as defined, in excess of $11,000,000 to Key Center Properties, a related entity. This sublease is scheduled to terminate December 31, 2010. Additional percentage rent equal to 5% of gross revenues, as defined, is also charged and is to be used for hotel improvements. Commencing January 1, 2004, Key Center Lessee is required to pay as further additional percentage rent, a sum equal to 5% of the Club lessee’s gross receipts, as defined, for each year under the Club lease. Rental expense for the hotel sublease was $5,789,335 in 2004. The garage sublease requires Key Center Lessee to pay percentage rent equal to 40% of all parking revenues, as defined, to Key Center Properties. Rent expense for the garage sublease was $1,333,141 in 2004.

Key Center Lessee leases land for the parking garage from the City of Cleveland. The lease is accounted for as an operating lease and expires in 2058 with an option to renew for an additional 34 years. Fixed ground rent is $60,000 per year. The lease also provides for additional percentage ground rent for excess garage revenue (as defined). There was no additional percentage rent due in 2004.

Total rental expense for all leases for 2004 was $7,201,796.

5.	RELATED PARTY TRANSACTIONS

Key Center Lessee is provided a variety of services by affiliated entities including management, accounting, legal and computer services. Fees for these services are based upon hourly rates for the actual hours of work performed by employees of the affiliates. Total amounts charged for these services were $53,709 in 2004. Accounts payable to affiliated entities, including amounts for rent, at December 31, 2004 were $2,979,145.

The amount due to prior owners of $2,297,548 as of December 31, 2004 represents the working capital of the hotel at the date Key Center Lessee assumed operations and is due to the prior owners upon sale of the hotel. This amount is non-interest bearing.

6.	SUBSEQUENT EVENTS

In December 2005, the real estate subject to the sublease was transferred from Key Center Properties Limited Partnership to Key Center Properties LLC, a related entity. All terms of the sublease remain the same. The Company has reclassified certain balances within the financial statements to conform with certain rules and regulations of the Securities and Exchange Commission.

KEY CENTER LESSEE LIMITED PARTNERSHIP

BALANCE SHEET (UNAUDITED)

SEPTEMBER 30, 2005

ASSETS

CASH	$1,997,874

MARKETABLE SECURITIES	88,482

RECEIVABLES—Net of allowance of $14,700	3,775,862

INVENTORIES AND OTHER ASSETS	603,457

$6,465,675

LIABILITIES AND PARTNERS’ EQUITY (DEFICIT)

LIABILITIES:
Accounts payable	$5,292,883
Accrued expenses	1,081,115
Due to prior owners	2,297,548

8,671,546

PARTNERS’ EQUITY (DEFICIT):
Investment (deficit)	(2,199,474)
Accumulated other comprehensive income (loss)	(6,397)

(2,205,871)

$6,465,675

See notes to financial statements.

KEY CENTER LESSEE LIMITED PARTNERSHIP

STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS (UNAUDITED)

NINE MONTHS ENDED SEPTEMBER 30, 2005

REVENUES:
Hotel	$13,695,137
Parking garage	2,425,273

16,120,410

EXPENSES:
Hotel operating	5,617,060
General operating	2,194,503
Administration	1,640,248
Utilities	849,881
Repairs and maintenance	996,362
Marketing	1,082,916
Real estate taxes	347,144
Management	507,858
Sublease expense	5,203,974
Ground rent expense	45,000

18,484,946

(2,364,536)

OTHER INCOME (EXPENSE)—Interest income and other	1,196,207

NET LOSS	(1,168,329)

OTHER COMPREHENSIVE LOSS	768

COMPREHENSIVE LOSS	$(1,167,561)

See notes to financial statements.

KEY CENTER LESSEE LIMITED PARTNERSHIP

STATEMENT OF PARTNERS’ EQUITY (DEFICIT) (UNAUDITED)

NINE MONTHS ENDED SEPTEMBER 30, 2005

	Investment (Deficit)	Accumulated Income (Loss)	Accumulated Other Comprehensive Income (Loss)	Total
BALANCE—January 1, 2005	(365,189)	(665,956)	(7,165)	(1,038,310)
Net loss	—	(1,168,329)	—	(1,168,329)
Other comprehensive income (loss)—unrealized loss on marketable securities	—	—	768	768

BALANCE—September 30, 2005	$(365,189)	$(1,834,285)	$(6,397)	$(2,205,871)

See notes to financial statements.

KEY CENTER LESSEE LIMITED PARTNERSHIP

STATEMENT OF CASH FLOWS (UNAUDITED)

NINE MONTHS ENDED SEPTEMBER 30, 2005

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(1,168,329)
Adjustments to reconcile net loss to net cash used by operating activities:
Increase in receivables	(2,135,905)
Increase in accounts payable and accrued expenses	1,057,027
Other	(130,602)

Net cash used by operating activities	(2,377,809)

CASH FLOWS FROM INVESTING ACTIVITIES:
Net change in marketable securities	57,267
Decrease in restricted deposits	4,083,144

Net cash provided by investing activities	4,140,411

NET DECREASE IN CASH	1,762,602

CASH—Beginning of year	235,272

CASH—End of year	$1,997,874

See notes to financial statements.

KEY CENTER LESSEE LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NINE MONTHS ENDED SEPTEMBER 30, 2005

1.	OPERATIONS AND BASIS OF PRESENTATION

Key Center Lessee Limited Partnership (“Key Center Lessee”) was formed on December 18, 1996 for the purpose of subleasing a 400-room hotel and a 985-space underground garage from Key Center Properties Limited Partnership (“Key Center Properties”), a related entity. On December 30, 1996, Key Center Properties subleased the hotel and the garage to Key Center Lessee, which assumed operations and purchased operating assets and liabilities from related entities on that date. The acquisition was accounted for using the purchase method.

The hotel is managed by Marriott International, Inc. under an agreement which expires in 2021. The agreement requires the payment of a basic fee of 3% of gross revenues (as defined) and an incentive fee equal to 25% of hotel operating profit (as defined) over the Owner’s Priority of $3,600,000. Total management fees for the nine-months ended September 30, 2005 were $427,189. No incentive fees were paid in 2005 as of September 30, 2005.

The parking garage is managed by APCOA, Inc. under an agreement which provides for an annual fee equal to 3% of operating profit (as defined). The fees were $45,118 for the nine-months ended September 30, 2005.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation—The financial statements of Key Center Lessee are prepared on the accrual basis of accounting and include only those assets and liabilities and results of operations which relate to the business of Key Center Lessee.

Revenue Recognition—Revenues are recognized as hotel and parking services are provided. Hotel revenues include room revenues and food and beverage revenues.

Restricted Deposits—Restricted deposits represent cash reserved for future replacement of furniture, fixtures and equipment at the hotel. The restricted deposit balance was used to fund asset additions during the nine-months ended September 30, 2005.

Marketable Securities—Key Center Lessee participates in a cash management arrangement, along with other entities affiliated through common ownership. Through an affiliate, cash is accumulated and invested in money market funds, bankers’ acceptances, deposit notes and various debt securities. Included in the balance sheet is Key Center Lessee’s proportionate share of marketable securities. Included in interest income is Key Center Lessee’s proportionate share of income earned on these marketable securities, including realized gains and losses of $194 at September 30, 2005. Marketable securities are classified as available-for-sale and are carried at fair market value.

The following table presents the relative composition of marketable securities by category at September 30, 2005:

Money market funds, bankers’ acceptances and deposit notes	19%
U.S. government securities	65
U.S. agency securities	16

Total	100%

Inventories—Inventories of food, beverages and gift shop merchandise are stated at the lower of cost (first in, first out method) or market. China, glass, silver, linens and uniforms are adjusted periodically to reflect actual quantities and are valued at cost.

Income Taxes—No provision has been made for federal and state income taxes since these taxes are the responsibility of the partners.

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other Comprehensive Income (Loss)—Key Center Lessee computes unrealized gains and losses on marketable securities on the basis of specific identification. Unrealized gains and losses are reported as other comprehensive income (loss) in the statement of partners’ equity (deficit).

3.	RENTAL INCOME UNDER OPERATING LEASES

The hotel has leased 33,902 square feet to Key Center Club, Inc. (the “Club”) for an athletic and dining club under an operating lease which expires in 2014. The lease provides for rent based on varying percentages of net positive cash flow (as defined) and reimbursements for certain real estate taxes and operating costs. Rental income from this lease was $142,534 for the nine months ended September 30, 2005.

4.	LEASE COMMITMENTS

Key Center Lessee is obligated under certain noncancelable lease and sublease agreements, which expire at various dates through 2058. The leases and subleases are accounted for as operating leases. The following is a schedule of future minimum rental payments under noncancelable operating leases as of September 30, 2005:

Remaining of 2005	$965,000
2006	3,860,000
2007	3,860,000
2008	3,860,000
2009	3,860,000
2010	3,860,000
2011 and thereafter	2,880,000

$23,145,000

The hotel sublease requires Key Center Lessee to pay annual rent of $3,800,000 of which $2,923,077 was paid as of September 30, 2005 and percentage rent equal to 46% of hotel room revenue, as defined, in excess of $11,000,000 to Key Center Properties, a related entity. This sublease is scheduled to terminate on December 31, 2010. Additional percentage rent equal to 5% of gross revenues, as defined, is also charged and is to be used for hotel improvements. Commencing January 1, 2004, Key Center Lessee is required to pay as further additional percentage rent, a sum equal to 5% of the Club lessee’s gross receipts, as defined, for each year under the Club lease. Rental expense for the hotel sublease was $4,233,865 for the nine-months ended September 30, 2005. The garage sublease requires Key Center Lessee to pay percentage rent equal to 40% of all parking revenues, as defined, to Key Center Properties. Rent expense for the garage sublease was $970,109 for the nine-months ended September 30, 2005.

Key Center Lessee leases land for the parking garage from the City of Cleveland. The lease is accounted for as an operating lease and expires in 2058 with an option to renew for an additional 34 years. Fixed ground rent is $60,000 per year of which $45,000 was paid at September 30, 2005. The lease also provides for additional percentage ground rent for excess garage revenue (as defined). There was no additional percentage rent due in 2005 as of September 30, 2005.

Total rental expense for all leases for the nine-months ended September 30, 2005 was $5,261,854.

5.	RELATED PARTY TRANSACTIONS

Key Center Lessee is provided a variety of services by affiliated entities including management, accounting, legal and computer services. Fees for these services are based upon hourly rates for the actual hours of work performed by employees of the affiliates. Total amounts charged for these services were $36,228 for the nine months ended September 30, 2005. Accounts payable to affiliated entities, including amounts for rent, at September 30, 2005 were $345,139 and accounts receivable were $1,889,047 at September 30, 2005.

The amount due to prior owners of $2,297,548 as of September 30, 2005 represents the working capital of the hotel at the date Key Center Lessee assumed operations and is due to the prior owners upon sale of the hotel. This amount is non-interest bearing.

INDEPENDENT AUDITORS’ REPORT

To the Stockholders and Board of Directors

Wells Real Estate Investment Trust II, Inc.

Atlanta, Georgia

We have audited the accompanying statement of revenues over certain operating expenses of the Tampa Commons Building for the year ended December 31, 2004. This statement is the responsibility of the Tampa Commons Building’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Building’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Building’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Tampa Commons Building’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the Tampa Commons Building for the year ended December 31, 2004 in conformity with U.S. generally accepted accounting principles.

/s/ Frazier & Deeter, LLC

Atlanta, Georgia

February 13, 2006

Tampa Commons Building

Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2004 (audited)

and the nine months ended September 30, 2005 (unaudited)

(in thousands)

	2005	2004
	(Unaudited)
Revenues:
Base rent	$4,161	$5,015
Tenant reimbursements	429	354
Other revenues	100	257

Total revenues	4,690	5,626

Expenses:
Real estate taxes	618	812
Repairs and maintenance	495	637
Utilities	358	449
Payroll	180	241
Management fees	87	115
Administration	63	44
Insurance	86	77

Total expenses	1,887	2,375

Revenues over certain operating expenses	$2,803	$3,251

See accompanying notes.

Tampa Commons Building

Notes to Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2004 (audited)

and the nine months ended September 30, 2005 (unaudited)

1. Description of Real Estate Property Acquired

On December 27, 2005, Wells Real Estate Investment Trust II, Inc. (“Wells REIT II”), through a wholly owned subsidiary, acquired the Tampa Commons Building (the “Building”), a 13-story office building containing approximately 255,000 square feet located in Tampa, Florida. Total consideration for the acquisition was approximately $49.1 million. Wells REIT II is a Maryland corporation that engages in the acquisition and ownership of commercial real estate properties throughout the United States. Wells REIT II was incorporated on July 3, 2003 and has elected to be taxed as a real estate investment trust for federal income tax purposes.

2. Basis of Accounting

The accompanying statements of revenues over certain operating expenses are presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, interest and corporate expenses. Therefore, the statements will not be comparable to the statements of operations of the Building after its acquisition by Wells REIT II.

3. Significant Accounting Policies

Rental Revenues

Rental revenue is recognized on a straight-line basis over the terms of the related leases. The excess of rental income recognized over the amounts due pursuant to the lease terms is recorded as straight-line rent receivable. The adjustment to straight-line rent receivable decreased rental revenue by approximately $76,888 for the year ended December 31, 2004 and increased rental revenue by approximately $298,233 for the nine months ended September 30, 2005.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Tampa Commons Building

Notes to Statements of Revenues Over Certain Operating Expenses (continued)

For the year ended December 31, 2004 (audited)

and the nine months ended September 30, 2005 (unaudited)

4. Description of Leasing Arrangements

The Building is approximately 100% leased, with Time Customer Service, Inc. (“Time”), Wilkes and McHugh, P.A. (“Wilkes & McHugh”) and Masonite U.S. Corporation (“Masonite”) leasing approximately 73% of the Building’s rentable square footage under long-term lease agreements. Time, Wilkes & McHugh and Masonite contributed to approximately 65%, 19% and 10% of rental income for the year ended December 31, 2004. Under the terms of the Time, Wilkes & McHugh and Masonite leases, each tenant is required to reimburse to the landlord its proportionate share of the Building’s operating expenses in excess of a base year. The remaining rentable square footage is leased to various office tenants under lease agreements with terms that vary in length and with various reimbursement clauses.

5. Future Minimum Rental Commitments

Future minimum rental commitments for the years ended December 31 are as follows (in thousands):

2005	$5,193
2006	5,779
2007	5,798
2008	5,652
2009	4,931
Thereafter	4,411

$31,764

Subsequent to December 31, 2004, Time, Rissman, Weisberg, Barrett, Hurt, Donahue & Mclain, P.A., Wilkes & McHugh and Masonite will contribute 52%, 14%, 11% and 10%, respectively, of the future minimum rental income from the leases in place at that date.

6. Interim Unaudited Financial Information

The statement of revenues over certain operating expenses for the nine months ended September 30, 2005 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

INDEPENDENT AUDITORS’ REPORT

To the Stockholders and Board of Directors

Wells Real Estate Investment Trust II, Inc.

Atlanta, Georgia

We have audited the accompanying statement of revenues over certain operating expenses of the LakePointe 5 Building for the year ended December 31, 2004. This statement is the responsibility of the LakePointe 5 Building’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Building’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Building’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the LakePointe 5 Building’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the LakePointe 5 Building for the year ended December 31, 2004 in conformity with U.S. generally accepted accounting principles.

/s/ Frazier & Deeter, LLC

Atlanta, Georgia

January 6, 2006

LakePointe 5 Building

Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2004 (audited)

and the nine months ended September 30, 2005 (unaudited)

(in thousands)

	2005	2004
	(Unaudited)
Revenues:
Base rent	$1,654	$2,005
Tenant reimbursements	87	149
Other revenues	2	0

Total revenues	1,743	2,154

Expenses:
Repairs and maintenance	156	220
Real estate taxes	123	165
Management fees	124	146
Utilities	117	126
Security	29	32
Other	11	12
Insurance	10	10
General and administrative	1	1

Total expenses	571	712

Revenues over certain operating expenses	$1,172	$1,442

See accompanying notes.

LakePointe 5 Building

Notes to Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2004 (audited)

and the nine months ended September 30, 2005 (unaudited)

1. Description of Real Estate Property Acquired

On December 28, 2005, Wells Real Estate Investment Trust II, Inc. (“Wells REIT II”), through a wholly owned subsidiary, purchased a four-story office building containing a total of approximately 112,000 rentable square feet (the “LakePointe 5 Building”) and a 6.9-acre parcel of land (the “LakePointe 3 Land”), on which a four-story office building designed to contain approximately 111,000 rentable square feet is currently under construction (the “LakePointe 3 Building”). The LakePointe 5 Building and LakePointe 3 Land are located in Charlotte, North Carolina. The financial information noted here within only relates to the LakePointe 5 Building. The LakePointe 3 Building had not commenced operations as of September 30, 2005. Total consideration for the acquisition of the LakePointe 5 Building was approximately $20.7 million. Wells REIT II is a Maryland corporation that engages in the acquisition and ownership of commercial real estate properties throughout the United States. Wells REIT II was incorporated on July 3, 2003 and has elected to be taxed as a real estate investment trust for federal income tax purposes.

2. Basis of Accounting

The accompanying statements of revenues over certain operating expenses are presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, interest and corporate expenses. Therefore, the statements will not be comparable to the statements of operations of the Building after its acquisition by Wells REIT II.

3. Significant Accounting Policies

Rental Revenues

Rental revenue is recognized on a straight-line basis over the terms of the related leases. The excess of rental income recognized over the amounts due pursuant to the lease terms is recorded as straight-line rent receivable. The adjustment to straight-line rent receivable increased rental revenue by approximately $70,828 for the year ended December 31, 2004 and increased rental revenue by approximately $27,969 for the nine months ended September 30, 2005.

LakePointe 5 Building

Notes to Statements of Revenues Over Certain Operating Expenses (continued)

For the year ended December 31, 2004 (audited)

and the nine months ended September 30, 2005 (unaudited)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4. Description of Leasing Arrangements

The Building is 100% leased, with The Lash Group, Inc. (“Lash Group”), First Franklin Financial Corporation (“First Franklin”) and Centex Construction, L.L.C. (“Centex”) leasing approximately 91% of the Building’s rentable square footage under long-term lease agreements. Lash Group and Centex contributed approximately 73% and 13%, respectively, of rental income for the year ended December 31, 2004. Under the terms of the Lash Group and Centex leases, each tenant is required to reimburse to the landlord its proportionate share of the Building’s operating expenses in excess of base year. The remaining rentable square footage is leased to various office tenants under lease agreements with terms that vary in length and with various reimbursement clauses.

Upon completion of the LakePointe 3 Building, Centex will vacate its premises in the LakePointe 5 Building and immediately relocate its business operations to the space it has leased in the LakePointe 3 Building, whereupon the lease agreement with Centex for premises in the LakePointe 5 Building will terminate and the term of the lease with Centex for premises in the LakePointe 3 Building will commence. Lash has entered into a new lease agreement with respect to its space in the LakePointe 5 Building, which is coterminous with its lease agreement for space in the LakePointe 3 Building, and which expands its premise leased in the LakePointe 5 Building to that space leased by Centex. This expansion of the space leased by Lash in the LakePointe 5 Building will be effective upon the vacation of that space by Centex.

5. Future Minimum Rental Commitments

Future minimum rental commitments for the years ended December 31 are as follows (in thousands):

2005	$2,162
2006	2,274
2007	2,198
2008	2,206
2009	2,250
Thereafter	14,161

$25,251

Subsequent to December 31, 2004, Lash Group will contribute 91%, respectively, of the future minimum rental income from the leases in place at that date.

LakePointe 5 Building

Notes to Statements of Revenues Over Certain Operating Expenses (continued)

For the year ended December 31, 2004 (audited)

and the nine months ended September 30, 2005 (unaudited)

6. Interim Unaudited Financial Information

The statement of revenues over certain operating expenses for the nine months ended September 30, 2005 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

Summary of Unaudited Pro Forma Financial Statements

This pro forma information should be read in conjunction with the consolidated financial statements and notes of Wells Real Estate Investment Trust II, Inc. (“Wells REIT II”) included in its annual report filed on Form 10-K for the year ended December 31, 2004 and its quarterly report filed on Form 10-Q for the nine months ended September 30, 2005. In addition, this pro forma information should be read in conjunction with the financial statements and notes of certain acquired properties included in various current reports previously filed on Form 8-K.

The following unaudited pro forma balance sheet as of September 30, 2005 has been prepared to give effect to the acquisition of the 919 Hidden Ridge Building, the 5 Houston Center Building, the 2000 Park Lane Building, the Tampa Commons Building, the LakePointe Buildings and the recapitalization of the entity that owns an interest in the Key Center Complex (collectively, the “Q4 2005 Acquisitions”) as if the acquisitions occurred on September 30, 2005. Other adjustments provided in the following unaudited pro forma balance sheet are comprised of certain pro forma financing-related activities, including, but not limited to, capital raised through the issuance of additional common stock through the latest date of acquisition and pay-down of acquisition-related debt subsequent to the pro forma balance sheet date. Wells Operating Partnership II, L.P. (“Wells OP II”) is a Delaware limited partnership that was organized to own and operate properties on behalf of Wells REIT II, and is a consolidated subsidiary of Wells REIT II.

The following unaudited pro forma statement of operations for the nine months ended September 30, 2005 has been prepared to give effect to the acquisitions of the 180 Park Avenue 105 Building, the Governor’s Pointe Buildings, the 5995 Opus Parkway Building, the 215 Diehl Road Building, the 100 East Pratt Street Building, the College Park Plaza Building, the 180 E. 100 South Building, the Nashoba Buildings, the Baldwin Point Building and the University Circle Buildings (collectively, the “Q1, Q2 and Q3 2005 Acquisitions”) and the Q4 2005 Acquisitions as if the acquisitions occurred on January 1, 2004.

The following unaudited pro forma statement of operations for the year ended December 31, 2004 has been prepared to give effect to the acquisition of the Weatherford Center Houston Building, the New Manchester One Building, the Republic Drive Buildings, the Manhattan Towers Property, the 9 Technology Drive Building, the 180 Park Avenue Buildings, the One Glenlake Building, the 80 M Street Building, the One West Fourth Street Building, the 3333 Finley Road, the 1501 Opus Place Buildings, the Wildwood Buildings, the Emerald Point Building, the 800 North Frederick Building, the Corridors III Building and the Highland Landmark III Building (collectively, the “2004 Acquisitions”), the Q1, Q2 and Q3 2005 Acquisitions and the Q4 2005 Acquisitions as if the acquisitions occurred on January 1, 2004.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the 2004 Acquisitions, the Q1, Q2 and Q3 2005 Acquisitions and the Q4 2005 Acquisitions been consummated as of January 1, 2004. In addition, the pro forma balance sheet includes pro forma allocations of the purchase price based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisitions of the Q4 2005 Acquisitions. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2005

(in thousands)

(unaudited)

ASSETS

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments														Pro Forma Total
		Q4 2005 Acquisitions												Other
		919 Hidden Ridge		5 Houston Center		Key Center		2000 Park Lane		Tampa Commons		LakePointe
Real estate assets, at cost:
Land	$244,320	$2,620 60	(b) (c)	$8,100 86	(b) (c)	$10,191 115	(b) (c)	$1,380 1	(b) (c)	$5,150	(b)	$4,638	(b)	$94	(c)	$276,755
Buildings and improvements, less accumulated depreciation	1,176,125	33,420 982	(b) (c)	100,155 1,674	(b) (c)	216,556 3,032	(b) (c)	16,926 17	(b) (c)	29,858	(b)	12,535	(b)	1,179	(c)	1,592,459
Intangible lease assets, less accumulated amortization	267,571	7,937	(b)	45,822	(b)	59,576	(b)	4,913	(b)	11,513	(b)	2,395	(b)	0		399,727
Construction in progress	438	0		0		0		0		0		3,711	(b)	0		4,149

Total real estate assets	1,688,454	45,019		155,837		289,470		23,237		46,521		23,279		1,273		2,273,090
Cash and cash equivalents	152,014	(45,343	)(b)	(76,487	)(b)	(164,994	)(b)	(687	)(b)	(147	)(b)	(122	)(b)	195,261 (4,413 (55,082	(e) )(f) )(i)	0
Tenant receivables, net of allowance for doubtful accounts	18,438	0		0		0		0		0		0		0		18,438
Prepaid expenses and other assets	44,573	(1,042	)(c)	(1,760	)(c)	(3,147	)(c)	(18	)(c)	0		0		4,413 (1,273	(f) )(c)	41,746
Deferred financing costs, less accumulated amortization	3,265	0		57 1	(d) (c)	0		0		0		72	(d)	0		3,395
Deferred lease costs, less accumulated amortization	178,908	1,366	(b)	13,340	(b)	32,231	(b)	6,872	(b)	3,265	(b)	3,936	(b)	0		239,918
Investments in bonds	78,000	0		0		0		0		0		0		0		78,000

Total assets	$2,163,652	$0		$90,988		$153,560		$29,404		$49,639		$27,165		$140,179		$2,654,587

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2005

(in thousands)

(unaudited)

LIABILITIES AND STOCKHOLDERS’ EQUITY

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments													Pro Forma Total
		Q4 2005 Acquisitions											Other
		919 Hidden Ridge	5 Houston Center		Key Center		2000 Park Lane		Tampa Commons		LakePointe
Liabilities:
Line of credit and note payable	$510,110	$0	$90,000	(g)	$12,571 134,000	(h) (b)	$29,271	(b)	$48,400	(b)	$20,599 6,476	(b) (j)	$(55,082	)(i)	$796,345

Obligations under capital leases	78,000	0	0		0		0		0		0		0		78,000
Intangible lease liabilities, less accumulated amortization	54,674	0	988	(b)	6,989	(b)	133	(b)	916	(b)	0		0		63,700
Accounts payable, accrued expenses and accrued capital expenditures	19,357	0	0		0		0		323	(b)	90	(b)	0		19,770
Due to affiliates	3,238	0	0		0		0		0		0		0		3,238
Dividends payable	4,266	0	0		0		0		0		0		0		4,266
Deferred income	4,727	0	0		0		0		0		0		0		4,727

Total liabilities	674,372	0	90,988		153,560		29,404		49,639		27,165		(55,082)		970,046

Minority Interest	2,541	0	0		0		0		0		0		0		2,541

Redeemable Common Shares	17,739	0	0		0		0		0		0		0		17,739

Stockholders’ Equity:

Common shares, $.01 par value; 900,000,000 shares authorized, 147,215,812 shares issued and outstanding at June 30, 2005	1,755	0	0		0		0		0		0		221	(e)	1,976
Additional paid in capital	1,556,125	0	0		0		0		0		0		195,040	(e)	1,751,165
Cumulative distributions in excess of earnings	(71,141)	0	0		0		0		0		0		0		(71,141)
Redeemable common shares	(17,739)	0	0		0		0		0		0		0		(17,739)

Total stockholders’ equity	1,469,000	0	0		0		0		0		0		195,261		1,664,261

Total liabilities and stockholders’ equity	$2,163,652	$0	$90,988		$153,560		$29,404		$49,639		$27,165		$140,179		$2,654,587

(a)	Historical financial information is derived from Wells REIT II’s quarterly report filed on Form 10-Q as of September 30, 2005.
(b)	Reflects the purchase price of the assets and liabilities obtained by Wells REIT II in connection with the respective acquisition, net of any purchase price adjustments.
(c)	Reflects deferred project costs applied to land and building at approximately 2.312% of the cash paid for purchase upon acquisition.
(d)	Reflects loan fees paid related to the $90.0 million and $6.5 million notes payable used to partially fund the acquisition of the 5 Houston Center Building and the LakePointe Buildings, respectively.
(e)	Reflects capital raised through issuance of additional common stock subsequent to September 30, 2005 through December 28, 2005, the date of acquisition of the LakePointe Buildings, net of organizational and offering costs, commissions and dealer-manager fees.
(f)	Reflects deferred project costs capitalized as a result of additional capital raised as described in note (e) above.
(g)	Reflects 90.0 million note payable assumed as part of the acquisition of the 5 Houston Center Building.
(h)	Reflects $17.7 million interest-free note payable assumed as part of the recapitalization of the entity that owns an interest in Key Center, offset by a fair value adjustment of $5.1 million.
(i)	Reflects partial pay down of acquisition-related borrowings using capital raised described in note (e) above.
(j)	Reflects balance drawn down on construction loan used to fund the acquisition of the LakePointe Buildings.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005

(in thousands)

(Unaudited)

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments														Pro Forma Total
		Q1, Q2 and Q3 2005 Acquisitions		Q4 2005 Acquisitions
				919 Hidden Ridge		5 Houston Center		Key Center		2000 Park Lane		Tampa Commons		LakePointe
Revenues:
Rental income	$90,675	$27,037	(b)	$2,900	(b)	$8,324	(b)	$38,799	(n)	$2,125	(b)	$4,153	(b)	$1,680	(b)	$175,693
Tenant reimbursements	19,683	4,342	(c)	1,510	(c)	4,102	(c)	4,976	(c)	129	(c)	429	(c)	87	(c)	35,258
Interest and other income	5,707	0		0		0		0		0		0		0		5,707

	116,065	31,379		4,410		12,426		43,775		2,254		4,582		1,767		216,658

Expenses:
Property operating costs	31,259	9,123	(d)	1,526	(d)	4,586	(d)	23,128	(d)	1,027	(d)	1,887	(d)	571	(d)	73,107
Asset and property management fees:
Related party	7,159	2,095	(e)	255	(e)	936	(e)	1,781	(e)	169	(e)	276	(e)	117	(e)	12,788
Other	1,741	0		0		0		0		0		0		0		1,741
Depreciation	15,773	6,784	(f)	645	(f)	1,909	(f)	4,117	(f)	318	(f)	560	(f)	235	(f)	30,341
Amortization	29,659	9,486	(g)	3,649	(g)	5,159	(g)	3,891	(g)	1,148	(g)	2,270	(g)	484	(g)	55,746
General and administrative	6,134	0		0		0		0		0		0		0		6,134
Interest expense	16,667	3,622 732 5,129	(h) (i) (j)	0		3,375	(k)	4,214 611	(l) (o)	920	(l)	1,522	(l)	648 204	(l) (m)	37,644

	108,392	36,971		6,075		15,965		37,742		3,582		6,515		2,259		217,501

Income (loss) before minority interest	7,673	(5,592)		(1,665)		(3,539)		6,033		(1,328)		(1,933)		(492)		(843)

Minority interest in earnings of consolidated subsidiaries	189	4		0		0		0		0		0		0		193

Net income (loss)	$7,484	$(5,596)		$(1,665)		$(3,539)		$6,033		$(1,328)		$(1,933)		$(492)		$(1,036)

Net income per share, basic and diluted	$0.06															$(0.01)

Weighted average share outstanding basic and diluted	123,903															198,694

(a)	Historical financial information derived from Wells REIT II’s quarterly report on Form 10-Q for the nine months ended September 30, 2005.
(b)	Rental income consists primarily of base rental income, parking income and amortization of above-market lease assets and below-market lease liabilities. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2004. Furthermore, Key Center rental income includes lease termination income of $0.6 million for the nine months ended September 30, 2005.
(c)	Consists of operating cost reimbursements.
(d)	Consists of property operating expenses.
(e)	Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis limited to 1% of the net asset value of such acquisitions after deducting debt used to finance acquisitions.
(f)	Depreciation expense on portion of purchase price allocated to Building is recognized using the straight-line method and a 40-year life.
(g)	Amortization of deferred leasing costs and lease intangibles is recognized using the straight-line method over the lives of the respective leases.
(h)	Represents interest expense on the $105.0 million mortgage loan secured by the 100 East Pratt Street Building executed in September 2005 that bears interest at 5.08% and matures in June 2017.
(i)	Represents interest expense on the $23.0 million mortgage loan executed in connection with the acquisition of the Nashoba Buildings that bears interest at 5.07% and matures in September 2010.
(j)	Represents interest expense on the $118.3 million mortgage loan assumed in connection with the acquisition of the University Circle Buildings that bears interest at 6.04% and matures in January 2011.
(k)	Represents interest expense on the $90.0 million mortgage loan assumed in connection with the acquisition of the 5 Houston Center Building that bears interest at 5.00% and matures in October 2008.
(l)	Represents interest expense on funds drawn from the Wachovia $400.0 million line of credit, which bore interest at approximately 4.19% for the nine months ended September 30, 2005.
(m)	Represents interest expense on funds drawn from the LakePointe Buildings construction loan, which bore interest at approximately 4.19% for the nine months ended September 30, 2005.
(n)	Rental income for Key Center is recognized on a straight-line basis calculated from the beginning of the respective lease terms rather than the pro forma acquisition date of January 1, 2004. The recorded straight-line rental adjustment is materially the same as the adjustment calculated beginning January 1, 2004.
(o)	Represents imputed interest expense on the interest-free note payable that matures in April 2012 assumed in connection with the recapitalization of the entity that owns an interest in Key Center.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

(in thousands)

(Unaudited)

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments																Pro Forma Total
		2004 Acquisitions		Q1, Q2 and Q3 2005 Acquisitions		Q4 2005 Acquisitions
						919 Hidden Ridge		5 Houston Center		Key Center		2000 Park Lane		Tampa Commons		LakePointe
Revenues:
Rental income	$43,864	$40,962	(b)	$54,916	(b)	$3,867	(b)	$11,704	(b)	$51,200	(t)	$2,786	(b)	$5,129	(b)	$2,037	(b)	$216,465
Tenant Reimbursements	6,837	10,170	(c)	10,081	(c)	1,955	(c)	5,439	(c)	6,490	(c)	132	(c)	354	(c)	149	(c)	41,607
Interest and Other Income	2,921	0		0		0		0		0		0		0		0		2,921

	53,622	51,132		64,997		5,822		17,143		57,690		2,918		5,483		2,186		260,993

Expenses:
Property operating costs	13,684	20,384	(d)	20,506	(d)	1,975	(d)	6,417	(d)	30,695	(d)	1,306	(d)	2,375	(d)	712	(d)	98,054
Asset management fees	3,032	6,366	(e)	4,892	(e)	340	(e)	1,247	(e)	2,375	(e)	225	(e)	368	(e)	155	(e)	19,000
General and administrative	4,380	0		0		0		0		0		0		0		0		4,380
Depreciation	7,456	8,138	(f)	14,192	(f)	860	(f)	2,546	(f)	5,490	(f)	424	(f)	746	(f)	313	(f)	40,165
Amortization	12,028	17,826	(g)	18,134	(g)	4,865	(g)	6,879	(g)	5,189	(g)	1,530	(g)	3,027	(g)	645	(g)	70,123
Interest expense	17,610	1,026 1,595 368 3,375 1,732 1,471	(h) (i) (j) (k) (l) (m)	1,166 7,143 5,331	(n) (o) (p)	0		4,500	(q)	3,408 815	(r) (u)	745	(r)	1,231	(r)	524 165	(r) (s)	52,205

	58,190	62,281		71,364		8,040		21,589		47,972		4,230		7,747		2,514		283,927

Income (loss) before minority interest	(4,568)	(11,149)		(6,367)		(2,218)		(4,446)		9,718		(1,312)		(2,264)		(328)		(22,934)

Minority interest in earnings of consolidated subsidiaries	(6)	0		0		0		0		0		0		0		0		(6)

Net income (loss)	$(4,562)	$(11,149)		$(6,367)		$(2,218)		$(4,446)		$9,718		$(1,312)		$(2,264)		$(328)		$(22,928)

Net loss per share, basic and diluted	$(0.15)																	$(0.12)

Weighted average share outstanding, basic and diluted	31,372																	198,694

(a)	Historical financial information derived from Wells REIT II’s annual report on Form 10-K for the year ended December 31, 2004.
(b)	Rental income consists primarily of base rental income, parking income and amortization of above-market lease assets and below-market lease liabilities. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2004. Furthermore, 5 Houston Center includes lease termination income of $1.1 million for the year ended December 31, 2004.
(c)	Consists of operating cost reimbursements.
(d)	Consists of property operating expenses.
(e)	Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis limited to 1% of the net asset value of such acquisitions after deducting debt used to finance acquisitions.
(f)	Depreciation expense on portion of purchase price allocated to Building is recognized using the straight-line method and a 40-year life.
(g)	Amortization of deferred leasing costs and lease intangibles is recognized using the straight-line method over the lives of the respective leases.
(h)	Represents interest expense on a mortgage loan entered into subsequent to the acquisition of and secured by the 9 Technology Drive Building, which bears interest at fixed rate of 4.31% and matures in February 2008.
(i)	Represents interest expense on a mortgage loan assumed in connection with the One West Fourth Street Building acquisition that bears interest at 5.80% and matures in December 2018.
(j)	Represents imputed interest expense on an interest-free note payable entered into in connection with the acquisition of the 3333 Finley Road and 1501 Opus Place Buildings that matures in January 2006.
(k)	Represents interest expense on a mortgage loan entered into subsequent to the acquisition of the Wildwood Buildings that bears interest at 5.00% and matures in December 2014.
(l)	Represents interest expense on a mortgage loan assumed in connection with the 800 N. Frederick Building acquisition that bears interest at 4.62% and matures in November 2011.
(m)	Represents interest expense on a mortgage loan entered into in connection with the acquisition of the Highland Landmark III Building that bears interest at 4.81% and matures in December 2011.
(n)	Represents interest expense on the $23.0 million mortgage loan executed in connection with the acquisition of the Nashoba Buildings that bears interest at 5.07% and matures in September 2010.
(o)	Represents interest expense on the $118.3 million mortgage loan assumed in connection with the acquisition of the University Circle Buildings that bears interest at 6.04% and matures in January 2011.
(p)	Represents interest expense on the $105.0 million mortgage loan secured by the 100 East Pratt Street Building executed in September 2005 that bears interest at 5.08% and matures in June 2017.
(q)	Represents interest expense on the $90.0 million mortgage loan assumed in connection with the acquisition of the 5 Houston Center Building that bears interest at 5.00% and matures in October 2008.
(r)	Represents interest expense on funds drawn from the Wachovia $400.0 million line of credit, which bore interest at approximately 2.54% for the year ended December 31, 2004.
(s)	Represents interest expense on funds drawn from the LakePointe Buildings construction loan, which bore interest at approximately 2.54% for the year ended December 31, 2004.
(t)	Rental income for Key Center is recognized on a straight-line basis calculated from the beginning of the respective lease terms rather than the pro forma acquisition date of January 1, 2004. The recorded straight-line rental adjustment is materially the same as the adjustment calculated beginning January 1, 2004.
(u)	Represents imputed interest expense on the interest-free note payable that matures in April 2012 assumed in connection with the recapitalization of the entity that owns an interest in Key Center.

The accompanying notes are an integral part of this statement.